LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                             ENDED JUNE 30, 2000

KEMPER INTERMEDIATE
GOVERNMENT TRUST

      "... Despite Federal Reserve monetary tightening and increased bond market volatility, U.S. government securities outperformed both the S&P 500 index and the Nasdaq Composite index for the first six months of fiscal year 2000. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
PORTFOLIO OF INVESTMENTS
10
FINANCIAL STATEMENTS
13
FINANCIAL HIGHLIGHTS
14
NOTES TO FINANCIAL STATEMENT
17
SHAREHOLDERS' MEETING

AT A GLANCE
TERMS TO KNOW

 TOTAL RETURNS
 FOR THE SIX MONTHS ENDED JUNE 30, 2000

    BASED ON NAV                                3.64%
 .........................................................
    BASED ON MARKET PRICE                       4.28%
 .........................................................

 NET ASSET VALUE AND MARKET PRICE

                                    AS OF     AS OF
                                   6/30/00   12/31/99
 .........................................................
    NET ASSET VALUE                  $7.10      $7.14
 .........................................................
    MARKET PRICE                     $6.44      $6.44
 .........................................................

 DISTRIBUTION REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DISTRIBUTION AND YIELD INFORMATION AS OF JUNE 30, 2000.

                              KEMPER INTERMEDIATE
                               GOVERNMENT TRUST
 .....................................................
    SIX-MONTH DISTRIBUTION:         $0.270
 .....................................................
    JUNE DISTRIBUTION:              $0.045
 .....................................................
    ANNUALIZED DISTRIBUTION
    RATE (BASED ON NET ASSET
    VALUE)                            7.61%
 .....................................................
    ANNUALIZED DISTRIBUTION
    RATE (BASED ON MARKET
    VALUE)                            8.39%
 .....................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE AND DO NOT GUARANTEE FUTURE RESULTS. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6 percent is 100 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.

DURATION The interest-rate sensitivity of a fixed-income investment or portfolio, measured in years. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with two- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes truly distressful, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered. The Fed decided to leave rates unchanged at its June meeting, and in his testimony before Congress in late July, Fed Chairman Alan Greenspan said he believes a slowdown has indeed arrived.

  Before explaining why we agree with the Fed that a slowdown is a good bet, let's review how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  The Fed only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (7/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                         6                     6.7                    5.8                   5.5
Prime rate (2)                                  9.5                     8.5                      8                   8.5
Inflation rate (3)*                             3.7                     2.7                      2                   1.6
The U.S. dollar (4)                             1.4                     1.5                   -2.2                   8.5
Capital goods orders (5)*                        39                    20.5                     -1                   7.2
Industrial production (5)*                      5.9                     4.7                    3.9                   3.9
Employment growth (6)                             2                     2.3                    2.4                   2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 6/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before is succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and more a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JULY 26, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             BOND PRICES ROSE THIS PAST SPRING IN RESPONSE TO ECONOMIC INDICATORS THAT SUGGEST THE FEDERAL RESERVE BOARD'S EFFORTS TO SLOW U.S. ECONOMIC GROWTH HAVE BEEN WORKING. LONG-TERM SECURITIES BENEFITED TO A GREATER DEGREE THAN INTERMEDIATE SECURITIES AS THE TREASURY IMPLEMENTED A BUYBACK PROGRAM FOR 30-YEAR BONDS.

Q     HOW DID GOVERNMENT BONDS BEHAVE AND KEMPER INTERMEDIATE GOVERNMENT TRUST
PERFORM DURING THE FIRST HALF OF FISCAL YEAR 2000?

A     The first six months of the year was a rewarding time for government bond investors. Kemper Intermediate Government Trust's return based on market price was an attractive 4.28 percent for the six months ended June 30, 2000. Total return based on net asset value was 3.64 percent. Both results outpaced the 3.48 percent return of the unmanaged Lehman Brothers Intermediate Government Bond index for the period.
  Despite Federal Reserve monetary tightening and increased bond market volatility, intermediate government securities outperformed both the S&P 500 index (-1.00 percent) and the Nasdaq Composite index (-2.54 percent) for the first six months of fiscal year 2000.
  During the period, strong economic growth prompted the Federal Reserve Board to raise its short-term interest-rate target three times by a total of 100 basis points (1 percent) to 6.50 percent. This past winter, the government also announced a buyback plan for 30-year Treasuries. The buyback has helped support long-term bond prices even as the Fed has tightened short-term credit. The result has been an inversion of the yield curve.
  Between December 31, 1999, and June 30, 2000, yields for two-year Treasuries rose 12 basis points (0.12 percent) while yields for long-term bonds fell 58 basis points (0.58 percent). At midyear, two-year Treasury notes yielded 6.36 percent, 46 basis points more than 30-year Treasury bonds.

Q     MORTGAGE SECURITIES COMPRISED MORE THAN HALF OF THE TRUST'S PORTFOLIO AS
OF JUNE 30. HOW HAVE MORTGAGES PERFORMED SINCE DECEMBER?

A     Mortgage interest rates for consumers reached their highest level in three years. Still, housing

U.S. TREASURY YIELDS
December 31, 1999 vs. June 30, 2000
Yields on long-term Treasuries declined more than intermediate-term Treasuries between December 31, 1999, and June 30, 2000
[LINE GRAPH]

                                                                          12/31/99                           6/30/00
                                                                          --------                           -------
3-month                                                                     5.31%                              5.86%
6-month                                                                     5.73                               6.22
1-year                                                                      5.96                               6.06
2-year                                                                      6.24                               6.36
5-year                                                                      6.34                               6.18
10-year                                                                     6.44                               6.02
30-year                                                                     6.48                               5.90

SOURCE: BLOOMBERG BUSINESS NEWS.


[VANDENBERG PHOTO]

RICHARD VANDENBERG IS LEAD PORTFOLIO MANAGER OF KEMPER INTERMEDIATE GOVERNMENT TRUST. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1996 AND IS A MANAGING DIRECTOR. HE HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DUGENSKE PHOTO]
JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER INTERMEDIATE GOVERNMENT TRUST. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, JOINING THE FIRM IN 1998. [DOLAN PHOTO]
SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER INTERMEDIATE GOVERNMENT TRUST. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE
and related consumer spending remained brisk as many consumers turned to adjustable-rate mortgages (ARMs). Consumer credit rose at an 11.2 percent rate in the first quarter of 2000, the fastest pace since 1995. As the U.S. economy slows, some market observers believe some lenders may encounter problems with mortgages made to marginally qualified home buyers. Overall, however, the credit quality of the mortgage market remains excellent. To reduce risk, the trust focuses on the highest-quality mortgage securities available.
  During the six months ended June 30, the mortgage market was negatively affected by comments from the Treasury about the implicit government guarantees associated with Fannie Mae (FNMA) and Freddie Mac (FHLMC) securities. Some bond investors also grew concerned about the regulatory environment for Fannie Mae and Freddie Mac, two of the largest private mortgage market participants. In general, mortgages backed by the Government National Mortgage Association (GNMA, or Ginnie Maes) outperformed FNMA securities and other forms of mortgage debt between October and April. The fund's positioning in GNMA securities (see Portfolio Composition) helped its performance during the first half of fiscal year 2000.

Q     WHY DID SHORT-TERM BOND YIELDS RISE WHILE LONG-TERM YIELDS FELL?

A     Since January, normal relationships between bonds of different maturities have been obscured. Usually, 30-year bonds provide more income potential than securities maturing in five years or less, since they involve more interest-rate risk. However, this past winter, 30-year bonds rallied after the Treasury announced plans to buy back some long-term bonds from investors. Prior to the announcement, some institutional investors made large investments based on the belief that long-term Treasury prices would fall sharply this year. When these investors realized that the government's action would reduce the supply of 30-year bonds, these securities suddenly became a much more prized commodity.

   This past spring, spreads (the difference in interest rates between Treasuries and non-Treasury debt) narrowed and long-term bond prices continued to rise in response to economic indicators that suggest the Fed's efforts to slow U.S. economic growth have been working. One indicator is that jobless claims have consistently been higher than expectations. This has offset other signs such as rising gasoline prices that suggest the potential for rising inflation.

Q     IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT THE RETURN FROM GOVERNMENT BONDS?

A Generally, a 100-basis-point increase in interest rates translates into a price decline of slightly more than 1 percent for a bond or fixed-income mutual fund that has an average duration of one year. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk and, for mortgages, the risk that borrowers will prepay what they owe.

Q     FINALLY, HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?

A     The dual dynamic of the Fed's attempt to keep inflation in check and an overall reduction in bond supply may dictate what happens in the second half. While a substantial increase in rate seems unlikely given the inflation numbers we've seen so far, that could easily change if U.S. economic growth doesn't slow from the current 5.5 percent pace (as measured by gross domestic product).
  At some point, we believe there is potential for higher bond prices. First, however, the Fed needs to be convinced that domestic inflation will not become problematic. Although we think short-term bond market volatility may continue for the rest of fiscal year 2000, positive trends are in place. U.S.

FANNIE MAE MORTGAGE COMMITMENT RATES

(60-day, 30-year fixed-rate loans) June 30, 1995 to June 30, 2000
[LINE GRAPH]

                                                                AVERAGE FANNIE MAE MORTGAGE COMMITMENT
                                                                                 RATE
                                                                --------------------------------------
6/30/95                                                                          7.86%
                                                                                 8.03
                                                                                 7.93
                                                                                 7.85
                                                                                 7.65
                                                                                 7.46
                                                                                 7.20
                                                                                 7.21
                                                                                 7.65
                                                                                 8.00
                                                                                 8.24
                                                                                 8.35
6/30/96                                                                          8.29
                                                                                 8.37
                                                                                 8.34
                                                                                 8.17
                                                                                 7.87
                                                                                 7.63
                                                                                 7.82
                                                                                 7.97
                                                                                 8.00
                                                                                 8.30
                                                                                 8.19
                                                                                 8.04
6/30/97                                                                          7.82
                                                                                 7.44
                                                                                 7.70
                                                                                 7.49
                                                                                 7.34
                                                                                 7.32
                                                                                 7.22
                                                                                 7.03
                                                                                 7.16
                                                                                 7.16
                                                                                 7.16
                                                                                 7.01
6/30/98                                                                          7.03
                                                                                 7.01
                                                                                 6.81
                                                                                 6.48
                                                                                 6.65
                                                                                 6.71
                                                                                 6.71
                                                                                 6.70
                                                                                 7.08
                                                                                 7.03
                                                                                 6.99
                                                                                 7.39
6/30/99                                                                          7.78
                                                                                 7.92
                                                                                 8.08
                                                                                 7.87
                                                                                 7.87
                                                                                 7.99
                                                                                 8.13
                                                                                 8.50
                                                                                 8.38
                                                                                 8.37
                                                                                 8.53
                                                                                 8.68
6/30/00                                                                          8.28

SOURCE: BLOOMBERG BUSINESS NEWS. THIS CHART SHOWS THE AVERAGE LOAN RATE THAT A HOME BUYER COULD HAVE EXPECTED TO PAY FOR A 30-YEAR TERM, FIXED-RATE LOAN FOR A HOME PURCHASE WITHIN 60 DAYS.


PERFORMANCE UPDATE                                                           6

PERFORMANCE UPDATE                       PORTFOLIO STATISTICS

economic growth is moderating, Washington's tax coffers are overflowing with record surpluses, and the government's debt buyback program is expected to continue.

  We are comfortable with a positioning that we think can allow us to take advantage of increases in income potential consistent with our efforts to preserve principal. For investors seeking to reduce the volatility of an overall equity portfolio, we think the trust could be an attractive alternative.

PORTFOLIO COMPOSITION

                                      ON 6/30/00              ON 12/31/99
    MORTGAGES                             51%                      31%
 ................................................................................
    U.S. TREASURIES                       28                       23
 ................................................................................
    U.S. GOVERNMENTS                      --                       26
 ................................................................................
    SHORT-TERM GOVERNMENTS                17                       10
 ................................................................................
    CASH EQUIVALENTS (ONE YEAR OR
    LESS)                                  4                       10
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

AVERAGE MATURITY

                                      ON 6/30/00              ON 12/31/99
    AVERAGE MATURITY                  13.2 years               7.0 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INTERMEDIATE GOVERNMENT TRUST
Portfolio of Investments at June 30, 2000 (Unaudited)

                                                                                           PRINCIPAL
                                                                                            AMOUNT         VALUE

    REPURCHASE
    AGREEMENTS--17.2%
                                             Goldman Sachs:
                                               6.640%, to be repurchased at $20,025,822
                                               on 07/05/2000*                             $20,000,000   $ 20,000,000
                                               6.520%, to be repurchased at $20,050,711
                                               on 07/07/2000*                              20,000,000     20,000,000
                                             Merrill Lynch, 6.610%, to be repurchased at
                                               $10,012,853 on 07/03/2000*                  10,000,000     10,000,000
                                             State Street Bank and Trust Company,
                                               6.480%, to be repurchased at $428,231 on
                                               07/03/2000*                                    428,000        428,000
                                             ---------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (Cost $50,428,000)                                           50,428,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SHORT-TERM
    OBLIGATIONS--4.4%
                                             Federal Home Loan Discount Notes, 6.570%**,
                                               07/03/2000
                                             (Cost $12,995,255)                            13,000,000     12,995,255
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    U. S. TREASURY
    OBLIGATIONS (B)--22.5%
                                             U.S. Treasury Bonds:
                                               6.250%, 05/15/2030                          10,000,000     10,492,200
                                               6.500%, 02/15/2010                          14,750,000     15,254,745
                                               8.000%, 11/15/2021                          33,200,000     40,135,815
                                             ---------------------------------------------------------------------------
                                             TOTAL U.S. TREASURY OBLIGATIONS
                                             (Cost $64,959,267)                                           65,882,760
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FEDERAL NATIONAL
    MORTGAGE
    ASSOCIATION--7.6%
                                             Federal National Mortgage Association,
                                               8.500% with various maturities to
                                               07/01/2030(c)
                                               (Cost $22,110,000)                          22,000,000     22,391,875
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    GOVERNMENT NATIONAL
    MORTGAGE
    ASSOCIATION--11.9%
                                             Government National Mortgage Association
                                               Pass-thru:
                                               7.000% with various maturities to
                                                 04/15/2029                                 1,258,351      1,222,445
                                               7.500% with various maturities to
                                                 07/15/2029(c)                              2,875,347      2,853,580
                                               8.000% with various maturities to
                                                 12/01/2029(c)                              4,498,009      4,540,854
                                               9.000% with various maturities to
                                                 02/01/2030(c)                             25,542,956     26,405,610
                                             ---------------------------------------------------------------------------
                                             TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATIONS
                                             (Cost $35,049,180)                                           35,022,489
                                             ---------------------------------------------------------------------------

 8  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                            AMOUNT         VALUE

    FEDERAL HOME
    LOAN MORTGAGE
    CORPORATIONS--36.4%
                                             Federal Home Loan Mortgage Corp.:
                                               5.560% with various maturities to
                                                 12/25/2029                                23,746,807   $ 24,013,958
                                               5.758%, 01/15/2029                          11,276,135     11,286,706
                                               5.950% with various maturities to
                                                 01/01/2031                                 4,894,901      4,898,725
                                               8.000% with various maturities to
                                                 06/01/2030(c)                             24,000,000     24,116,251
                                               8.500% with various maturities to
                                                 06/01/2030                                40,000,000     40,800,000
                                               9.000%, 02/15/2020                              21,683         22,523
                                               9.000%, 08/15/2021                               6,623          6,879
                                               10.250% with various maturities to
                                                 07/01/2016                                 1,415,715      1,518,680
                                             ---------------------------------------------------------------------------
                                             TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATIONS
                                             (Cost $106,077,620)                                         106,663,722
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $291,619,322)(a)                                      293,384,101
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

** Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $291,619,322. At June 30, 2000, the net unrealized appreciation for all securities based on tax cost was $1,764,779. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $1,914,046 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $149,267.

(b) At June 30, 2000, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

(c) When-issued or forward delivery pools included.

At June 30, 2000, open futures contracts sold short were as follows:

                                                                               AGGREGATE FACE           UNREALIZED
                                                                         --------------------------   APPRECIATION/
                 FUTURES                   CONTRACTS   EXPIRATION DATE      VALUE      MARKET VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Note...............     150      August 19, 2000   $14,670,960   $14,772,657      $(101,697)

At June 30, 2000, open long futures contracts were as follows:
U.S. Treasury Bond.......................     200      August 19, 2000    18,971,512    19,468,750        497,238
                                                                                                        ---------
TOTAL UNREALIZED APPRECIATION (DEPRECIATION) ON OPEN FUTURES CONTRACTS.............................     $ 395,541
                                                                                                        =========

    The accompanying notes are an integral part of the financial statements.   9

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (including repurchase agreements of
$50,428,000) (cost $291,619,322)                                $293,384,101
----------------------------------------------------------------------------
Cash                                                                  28,351
----------------------------------------------------------------------------
Receivable for investments sold                                   64,581,944
----------------------------------------------------------------------------
Interest receivable                                                1,496,094
----------------------------------------------------------------------------
Other assets                                                           9,000
----------------------------------------------------------------------------
TOTAL ASSETS                                                     359,499,490
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                117,716,502
----------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts          85,156
----------------------------------------------------------------------------
Accrued management fee                                               169,457
----------------------------------------------------------------------------
Other accrued expenses                                                88,149
----------------------------------------------------------------------------
Total liabilities                                                118,059,264
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $241,440,226
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
----------------------------------------------------------------------------
Accumulated distributions in excess of net investment income    $ (2,006,567)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
----------------------------------------------------------------------------
  Investments                                                      1,764,779
----------------------------------------------------------------------------
  Futures                                                            395,541
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (55,988,738)
----------------------------------------------------------------------------
Paid-in-capital                                                  297,275,211
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $241,440,226
----------------------------------------------------------------------------
 NET ASSET VALUE
Net asset value per share ($241,440,226 / 33,996,171 shares
  of beneficial interest, $.01 par value, unlimited number
  of shares authorized)                                                $7.10
----------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
Interest                                                        $ 8,195,983
---------------------------------------------------------------------------
Expenses:
Management fee                                                      986,429
---------------------------------------------------------------------------
Services to shareholders                                             35,338
---------------------------------------------------------------------------
Custodian fees                                                       11,142
---------------------------------------------------------------------------
Auditing                                                              8,809
---------------------------------------------------------------------------
Legal                                                                 6,433
---------------------------------------------------------------------------
Trustees' fees and expenses                                           8,911
---------------------------------------------------------------------------
Reports to shareholders                                              37,068
---------------------------------------------------------------------------
Registration fees                                                       621
---------------------------------------------------------------------------
Other                                                                44,648
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,139,399
---------------------------------------------------------------------------
Expense reductions                                                   (2,818)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,136,581
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      7,059,402
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (2,228,971)
---------------------------------------------------------------------------
Futures                                                            (255,016)
---------------------------------------------------------------------------
                                                                 (2,483,987)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       2,829,851
---------------------------------------------------------------------------
Futures                                                             395,541
---------------------------------------------------------------------------
                                                                  3,225,392
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                          741,405
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 7,800,807
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                (UNAUDITED)
                                                                 SIX MONTHS                 YEAR
                                                                   ENDED                   ENDED
                                                                  JUNE 30,              DECEMBER 31,
                                                                    2000                    1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $  7,059,402             14,278,259
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (2,483,987)           (14,449,644)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                         3,225,392             (4,310,072)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         7,800,807             (4,481,457)
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                        (9,065,969)           (14,280,689)
----------------------------------------------------------------------------------------------------
Tax return of capital                                                     --             (5,267,117)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (1,265,162)           (24,029,263)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                242,705,388            266,734,651
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
distributions in excess of net investment income of
$2,006,567 at June 30, 2000)                                    $241,440,226            242,705,388
----------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                         33,996,171             33,996,171
----------------------------------------------------------------------------------------------------
Shares outstanding at end of period                               33,996,171             33,996,171
----------------------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                 (UNAUDITED)
                                                 SIX MONTHS                                   ONE MONTH
                                                    ENDED                                       ENDED            YEAR ENDED
                                                  JUNE 30,       YEAR ENDED DECEMBER 31,     DECEMBER 31,       NOVEMBER 30,
                                                 -----------   ---------------------------   ------------   ---------------------
                                                    2000        1999      1998      1997         1996        1996      1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $7.14        7.85      7.86      7.90        8.02         8.31      7.77
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations: Net
investment income (loss)                               .21(a)      .42(a)     .52      .58         .04          .61       .58
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                .02        (.55)      .07       .04        (.10)        (.27)      .56
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .23        (.13)      .59       .62        (.06)         .34      1.14
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.27)       (.43)     (.56)     (.59)       (.05)        (.62)     (.60)
---------------------------------------------------------------------------------------------------------------------------------
Tax return of capital                                   --        (.15)     (.04)     (.07)       (.01)        (.01)       --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.27)       (.58)     (.60)     (.66)       (.06)        (.63)     (.60)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.10        7.14      7.85      7.86        7.90         8.02      8.31
---------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                            $6.44        6.44      7.56      7.56        7.13         7.38      7.13
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
Based on net asset value (%)                          3.64**     (1.29)     7.80      8.18        (.81)**      4.38     15.20
---------------------------------------------------------------------------------------------------------------------------------
Based on market value (%)                             4.28**     (7.61)     8.13     15.76       (2.66)**     12.73      8.50
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)              241         243       267       267         269          273       282
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        .95*        .98       .91       .95         .95*         .91       .95
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         .95*        .98       .91       .95         .95*         .91       .95
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             5.91*       5.64      6.68      7.44        6.74*        7.61      7.28
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          1,070*        821       422       351          72*         577       552
---------------------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Intermediate Government Trust (the "Fund")
                             is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate and securities index futures to manage the duration of the portfolio as a temporary substitute for purchasing selected investments and to lock in the purchase price of a security which it expects to purchase in the near future. In addition, the Fund also sold interest rate and

NOTES TO FINANCIAL STATEMENTS

                             securities index futures to hedge against declines in the value of portfolio securities and as a temporary substitute for selling selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             WHEN ISSUED/DELAYED DELIVERY SECURITIES. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1999 through December 31, 1999 the Fund incurred approximately $2,881,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2000. As of December 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $50,624,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2000 ($8,431,000), December 31, 2001 ($23,615,000), December 31, 2004
                             ($6,375,000), and December 31, 2007 ($12,203,000),
                             the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a

NOTES TO FINANCIAL STATEMENTS

                             reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2
     PURCHASES & SALES
     OF SECURITIES           For the six months ended June 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $1,024,396,841

                             Proceeds from sales                   1,004,285,213

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .80% of average weekly net assets. The Fund incurred a management fee of $986,429 for the six months ended June 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $10,781 for the six months ended June 30, 2000 of which $26,112 was unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended June 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $37,068 to independent trustees.

--------------------------------------------------------------------------------

4
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended June 30, 2000, the Fund's custodian and transfer agent fees were reduced by $2,030 and $788, respectively under these arrangements.

--------------------------------------------------------------------------------

5
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On May 25, 2000, a special shareholders' meeting was held. Kemper Intermediate Government Trust shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                  For        Withheld
      James E. Akins           31,106,465    579,955
      Linda C. Coughlin        31,141,762    544,658
      James R. Edgar           31,144,236    542,184
      Arthur R. Gottschalk     31,172,025    514,395
      Frederick T. Kelsey      31,189,135    497,285
      Thomas W. Littauer       31,206,471    479,949
      Fred B. Renwick          31,113,363    573,057
      John G. Weithers         31,205,078    481,342

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For      Against   Abstain
      31,252,422  158,788   275,211

NOTES

NOTES

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
JAMES R. EDGAR                                                      CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
ARTHUR R. GOTTSCHALK                                                BRENDA LYONS
Trustee                           ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
FREDERICK T. KELSEY
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        RICHARD L. VANDENBERG
                                  Vice President
FRED B. RENWICK
Trustee
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219066
                                      Kansas City, MO 64121-9066
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105

TRUSTEES&OFFICERS

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
KIGT - 3 (8/17/00) 1118720
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)